First Keystone Corporation


First Keystone
NATIONAL BANK

Annual Shareholder Meeting
May 4, 2010

First Keystone Corporation



800
700
600
500
400
300
200
100
0
2005
$512
2006
$526
2007
$681
2008
$715
2009
$758
Total Assets
(in Millions)

Total Assets
(in Millions)

2005 - $512
2006 - $526
2007 - $681
2008 - $715
2009 - $758

First Keystone Corporation

Total Deposits
(in Millions)

2005 - $363
2006 - $384
2007 - $493
2008 - $505
2009 - $581


600
500
400
300
200
100
0
$363
2005
$384
2006
$493
2007
$505
2008
$581
2009
Total Deposits
(in Millions)

First Keystone Corporation


80
70
60
50
40
30
20
10
0
2005
$53.3
2006
$53.4
2007
$70.9
2008
$69.1
2009
$74.2
Total Stockholder Equity
(in Millions)

Total Stock Holder Equity
(in Millions)

2005 - $53.4
2006 - $53.4
2007 - $70.9
2008 - $69.1
2009 - $74.2

First Keystone Corporation

Net Interest Income
(in Millions)

2005 - $16.6
2006 - $15.3
2007 - $15.5
2008 - $21.4
2009 - $24.2



25
20
15
10
5
0
$16.6
2005
$15.3
2006
$15.5
2007
$21.4
2008
$24.2
2009
Net Interest Income
(in Millions)

First Keystone Corporation


600
500
400
300
200
100
0
Deposits
Loans
2005
2006
2007
2008
2009
Total Deposits vs. Loans
(in Millions)

Total Deposits vs. Loans
(in Millions)

Deposits	Loans	
$363	$235	2005
$384	$252	2006
$493	$377	2007
$505	$408	2008
$581	$407	2009

First Keystone Corporation

Composition of Revenue
(in Millions)

	Net Interest Income	Non-Interest Income
2005	$16.6	$3.8
2006	$15.3	$3.8
2007	$15.5	$4.2
2008	$21.4	$4.0
2009	$24.2	$4.3



30
25
20
15
10
5
0
$3.8
$16.6
2005
$3.8
$15.3
2006
$4.2
$15.5
2007
$4.0
$21.4
2008
$4.3
$24.2
2009
Non-Interest Income
Net Interest Income
Composition of Revenue
(in Millions)

First Keystone Corporation



8000
7000
6000
5000
4000
3000
2000
1000
0
2005
$6,847
2006
$6,190
2007
$6,127
2008
$7,551
2009
$7,937
Net Income
(in Thousands)

Net Income
(in Thousands)

2005 - $6,847
2006 - $6,190
2007 - $6,127
2008 - $7,551
2009 - $7,937

First Keystone Corporation



Earning per Share
2005 - $1.48
2006 - $1.35
2007 - $1.31
2008 - $1.39
2009 - $1.46
1.5
1.2
0.9
0.6
0.3
0.0
$1.48
2005
$1.35
2006
$1.31
2007
$1.39
2008
$1.46
2009
Earnings Per Share

First Keystone Corporation



1.0
0.8
0.6
0.4
0.2
0.0
2005 $0.78
2006 $0.85
2007 $0.88
2008 $0.89
2009 $0.92
Dividends Per Share

Dividends per Share

2005 - $0.78

2006 - $0.85

2007 - $0.88

2008 - $0.89

2009 - $0.92

First Keystone Corporation

Non-Interest Expense
(in Thousands)

2005 - $9,583
2006 - $9,515
2007 - $10,645
2008 - $13,923
2009 - $16,444



20000
15000
10000
5000
0
$9,583
2005
$9,515
2006
$10,645
2007
$13,923
2008
$16,444
2009
Non-Interest Expense
(in Thousands)

First Keystone Corporation



Matthew Prosseda
Executive Vice President,
Chief Operating Officer

Annual Shareholder Meeting
May 4, 2010

First Keystone Corporation

Income Statement

	2010	2009	% Change
Net Interest Income	$5,964	$5,328	11.9
+Non-Interest Income	1,096	1,036	5.8
=Operating Revenue	7,060	6,364	10.9
-Loan Loss provision	200	275	(27.3)
-Non-Interest Expense	4,121	3,516	17.2
=Pre-Tax Expense	2,739	2,573	6.5
-Income Tax Expense	552	471	17.2
=Net income	2,187	2,102	4.0
Earnings Per Share	.40	.39	2.6

For the three months ended March 31.

First Keystone Corporation

Balance Sheet

	Mar. 31, 2010	Mar. 31,2009	% Change
Cash and Due from Banks	$34,368	$14,919	130.4
Investment Securities	292,989	235,173	24.6
Loans-net	399,541	405,933	(1.6)
Fixed Assets	11,844	9,726	21.8
Other Assets	45,749	50,889	(10.11)
Total Assets	$789,491	$716,640	10.2
Liabilities and Capitals			
Non-Interest Bearing Deposits	$65,208	$60,145	8.4
Interest Bearing Accounts	539,520	482,149	11.9
Total Deposits	604,728	542,294	11.5
Borrowed Funds	104,856	97,850	7.2
Other Liabilities	3,129	8,958	(65.1)
Capital	76,778	67,538	13.7
Total Liabilites & Capital	$789,491	$716,640	10.2

First Keystone Corporation


6000
5000
4000
3000
2000
1000
0
Net Interest Income
Net Income
Net Interest Income

	Net Interest Income	Net Income
12/31/06	$3,339	$1,662
03/31/07	$3,321	$1,434
06/30/07	$3,375	$1,384
09/30/07	$3,361	$1,541
12/31/07	$4,057	$1,768
03/31/08	$4,498	$1,722
06/30/08	$4,721	$1,886
09/30/08	$5,092	$2,227
12/31/08	$5,211	$1,716
03/31/09	$5,328	$2,102
06/30/09	$5,456	$2,163
09/30/09	$5,355	$2,086
12/31/09	$5,842	$1,586
03/31/10	$5,964	$2,187

First Keystone Corporation



5%
4%
3%
2%
1%
0%
1 Mo.
3 Mo.
6 Mo.
1 Yr.
2 Yr.
3 Yr.
5 Yr.
7 Yr.
10 Yr.
20 Yr.
30 Yr.
Sept. 24, '07
Jan. 28, '08
Jan. 23, '09
Jan. 29, '10
Apr. 26, '10
Treasury Yield Curve
Selected Dates

First Keystone Corporation



Diane Rosler
Senior Vice President,
Chief Financial Officer

Annual Shareholder Meeting
May 4, 2010

First Keystone Corporation



1200000
1000000
800000
600000
400000
200000
0
Prepaid
2007
2008
2009
2010
2011
2012
FDIC Assessments

FDIC Assessments

	Actual + Estimated Assessments	Prepaid
2007	$45,576	
2008	$205,989	
2009	$1,183,787	
2010	$820,584	$757,951
2011	$1,068,089	$986,243
2012	$1,121,493	$1,035,555

First Keystone Corporation

Berwick Market

Institution Name	Outside of Market: Number of Offices	Outside of Market: Deposits	Inside of Market: Number of Offices	Inside of Market: Deposits	Market Share
First Keysone National Bank	10	$259,043	4	$301,934	73.02%
PNC Bank National Assn	1,156	$84,139,256	1	$32,140	7.77%
Manufacturers & Traders Tr Co	826	$45,411,671	1	$30,179	7.30%
First Columbia Bank & Trust Co	12	$415,611	1	$26,638	6.44%
FNB Bank National Assn	7	$279,677	1	$22,618	5.47%

First Keystone Corporation

Marketshare for FKNB Footprint

	June 30, 2009 FDIC Report				
Pennsylvania	Outside of Market		Inside of Market		
Columbia, Luzerne, Monroe, Montour Counties	Deposits	No. of Offices	Deposits	No. of Offices	Market Share
PNC Bank National Assn	$82,357,827	1,120	$1,813,569	37	20.00%
Wachovia Bank National Assn	$392,950,946	3,324	$1,238,058	14	13.65%
Manufactures & Traders Tr Co	$44,549,349	807	$922,501	20	10.17%
Citizens Bank of PA	$23,834,490	383	$799,951	15	8.82%
First Keystone National Bank	$0	0	$560,977	14	6.19%
30 Total Instituion in Market	$1,449,998,345	14,096	$9,068,519	222	100%

First Keystone Corporation


Thank you for attending.
Annual Shareholder Meeting
May 4, 2010